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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: August 20, 2002

Pacifica Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Washington
(State or other jurisdiction of incorporation)

000-32385	91-2094365
(Commission File Number)	(IRS Employer Identification No.)

10900 NE Fourth Street, Suite 200
Bellevue, WA 98004
(Address of principal executive offices) (Zip Code)

(425) 637-1188
(Registrant's telephone number, including area code)

FORM 8-K
PACIFIC BANCORP, INC.

        Note regarding Forward-Looking Statements:    This Form 8-K includes "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on management's beliefs and assumptions based on currently available information, and we have not undertaken to update these statements except as required by the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder. Other than statements of historical fact regarding our financial position, business strategies and management's plans and objectives for future operations are forward-looking statements. When used in this report, the words "anticipate," "believe," "estimate," "expect," and "intend" and words or phrases of similar meaning, as they relate to Pacifica or management, are intended to help identify forward-looking statements. Although we believe that management's expectations as reflected in forward-looking statements are reasonable, we cannot assure readers that those expectations will prove to be correct. Forward-looking statements are subject to various risks and uncertainties that may cause our actual results to differ materially and adversely from our expectations as indicated in the forward-looking statements. These risks and uncertainties include our ability to maintain or expand our market share or net interest margins, and to implement our marketing and growth strategies. Further, actual results may be affected by our ability to compete on price and other factors with other financial institutions; customer acceptance of new products and services; the regulatory environment in which we operate; general trends in the local, regional and national banking industry, and the events of September 11, 2001 and its aftermath, as well as any further similar events. In addition, there are risks inherent in the banking industry relating to collectibility of loans and changes in interest rates. Many of these risks, as well as other risks that may have a material adverse impact on our operations and business, are identified in our other filings with the FDIC and the SEC. However, you should be aware that these factors are not an exhaustive list, and you should not assume these are the only factors that may cause our actual results to differ from our expectations.

Item 5. Other Events

        Pacifica Bancorp, Inc. (the "Company"), the holding company for Pacifica Bank (the "Bank") and Pacifica Mortgage Company, Bellevue, Washington, announced today that effective August 14, 2002, Mr. Jeffery C. Low departed from Pacifica. Mr. Low was a founder and the Chairman, President and Chief Executive Officer of the Company and the Bank, and Chairman of Pacifica Mortgage Company, since their respective inceptions.

        The Board of Directors has appointed Mr. John D. Huddleston as the acting President and Chief Executive Officer for the Company and the Bank on an interim basis. Mr. Huddleston has been Chief Financial Officer of the Company and the Bank since their formation in 1998 and 2001, respectively, and has also been the Executive Vice President and Chief Operating Officer of both the Company and the Bank since 2001. The Company is actively engaged in recruiting a new President and Chief Executive Officer, and will make an announcement about that appointment in the near future.

        The Board of Directors also appointed Mr. Lyle K. Snyder to serve as the chairman of Pacifica Bancorp, Inc. and its subsidiaries. Mr. Snyder has served as an independent director of the Company and its subsidiaries since their respective inceptions. Mr. Snyder is a business and engineering consultant, real estate investor and previously was the president and owner of Snyder Industries, Inc.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFICA BANCORP, INC.
August 20, 2002	By:	/s/ JOHN D. HUDDLESTON John D. Huddleston Acting President and Chief Executive Officer

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FORM 8-K PACIFIC BANCORP, INC.
  Item 5. Other Events
SIGNATURES